                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K for the fiscal year ended December 31, 1995 into Harbinger Corporation's previously filed Registration Statement on Form S-8 (File No. 33-96774).



                                            ARTHUR ANDERSEN LLP


                                            /s/ Arthur Andersen LLP
                                            --------------------------

         Atlanta, Georgia
         March 26, 1996

                                     - 1 -